Prospectus Supplement                                           210819  1/04

dated January 21, 2004 to:
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PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 2003

The section "How to buy and sell fund shares" is supplemented as follows:

The various separate accounts that invest in the funds may exchange shares of the funds without limit. Some of the separate accounts have adopted measures to attempt to address the potential for market timing and excessive short term trading, which may or may not be effective, while other separate accounts have not. Putnam has adopted certain monitoring controls which seek to identify market timing and excessive short term trading but, as Putnam may have little or no access to individual contract holder records, there is no assurance that this monitoring will be effective. Even if it is effective, Putnam will be dependent on the cooperation and policies of the insurance company whose separate account is the source of the trading to address the issue. In addition, the terms of the particular insurance contract may also limit the ability of the insurance company to address the issue. As a result, the funds can give no assurances that market timing and excessive short term trading will not occur in the funds.

HV-4820


PUTNAM INVESTMENTS

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